UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): December 11, 2012

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54956
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:
(920) 722-3451
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On December 11, 2012, Plexus Corp. (the “Company”) will give a presentation at the Raymond James 2012 Technology and Supply Chain Investor Conference. The Company’s presentation includes an overview of the Company's strategy, an update on regional investments, expectations for results in the fiscal first quarter of 2013, and the status of the recently announced disengagement with Juniper Networks, Inc.

A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation of Plexus Corp., dated December 11, 2012

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2012

PLEXUS CORP.
(Registrant)

By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, General Counsel &
Secretary

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